Pension and Other Postretirement Benefit Plans (Policies)	12 Months Ended
Dec. 31, 2016
General Discussion of Pension and Other Postretirement Benefits [Abstract]
Pension and Other Postretirement Benefit Plans, Policies [Policy Text Block]
Defined Benefit Pension Plans
Employees of a number of the company’s non-U.S. and certain U.S. subsidiaries participate in defined benefit pension plans covering substantially all full-time employees at those subsidiaries. Some of the plans are unfunded, as permitted under the plans and applicable laws. The company also maintains postretirement healthcare programs at several acquired businesses where certain employees are eligible to participate. The costs of the postretirement healthcare programs are generally funded on a self-insured and insured-premium basis.
The company recognizes the funded status of defined benefit pension and other postretirement benefit plans as an asset or liability. This amount is defined as the difference between the fair value of plan assets and the benefit obligation. The company is required to recognize as a component of other comprehensive income, net of tax, the actuarial gains/losses and prior service costs/credits that arise but were not previously required to be recognized as components of net periodic benefit cost. Other comprehensive income is adjusted as these amounts are later recognized in income as components of net periodic benefit cost.
When a company with a pension plan is acquired, any excess of projected benefit obligation over the plan assets is recognized as a liability and any excess of plan assets over the projected benefit obligation is recognized as an asset. The recognition of a new liability or a new asset results in the elimination of (a) previously existing unrecognized net gain or loss and (b) unrecognized prior service cost or credits.
The company funds annually, at a minimum, the statutorily required minimum amount as actuarially determined.
Domestic Pension Plan Assets
The company’s overall objective is to manage the assets in a liability framework where investments are selected that are expected to have similar changes in fair value as the related liabilities will have upon changes in interest rates. The company invests in a portfolio of both return-seeking and liability-hedging assets, primarily through the use of institutional collective funds, to achieve long-term growth and to insulate the funded position from interest rate volatility. The strategic asset allocation uses a combination of risk controlled and index strategies in fixed income and global equities. The company also has a small portfolio (comprising less than 1% of invested assets) of private equity investments. The target allocations for the remaining investments are approximately 27% to funds investing in U.S. equities, including a sub-allocation of approximately 1% to real estate-related equities, approximately 25% to funds investing in international equities and approximately 48% to funds investing in fixed income securities. The portfolio maintains enough liquidity at all times to meet the near-term benefit payments.
Non-U.S. Pension Plan Assets
The company maintains specific plan assets for many of the individual pension plans outside the U.S. The investment strategy of each plan has been uniquely established based on the country specific standards and characteristics of the plans. Several of the plans have contracts with insurance companies whereby the market risks of the benefit obligations are borne by the insurance companies. When assets are held directly in investments, generally the objective is to invest in a portfolio of diversified assets with a variety of fund managers. For plans not currently managing the assets in a liability framework, the investments are substantially limited to funds investing in global equities and fixed income securities with target asset allocations of approximately 70% for equities and 30% for fixed income securities and cash. For plans managing the assets in a liability framework, the investments also include hedge funds, multi-asset funds and derivative funds with the target asset allocations ranging from approximately 0% - 25% for equities, 33% - 100% for fixed income, 0% - 20% for hedge funds, 0% - 3% for multi-asset funds and 0% - 20% for funds holding derivatives. The derivatives held by the funds are primarily interest rate swaps intended to match the movements in the plan liabilities as well as equity futures in a synthetic equity fund which provide targeted exposure to equity markets without the fund holding individual equity positions. Each plan maintains enough liquidity at all times to meet the near-term benefit payments.
The discount rate reflects the rate the company would have to pay to purchase high-quality investments that would provide cash sufficient to settle its current pension obligations. The discount rate is determined based on a range of factors, including the rates of return on high-quality, fixed-income corporate bonds and the related expected duration of the obligations or, in certain instances, the company has used a hypothetical portfolio of high quality instruments with maturities that mirror the benefit obligation in order to accurately estimate the discount rate relevant to a particular plan.
As of January 1, 2017, the company changed the method it uses to estimate the service and interest components of net periodic benefit cost for pension and other retiree benefit plans. Historically, the company estimated these service and interest cost components utilizing the single weighted-average discount rate used to measure each plan's benefit obligation at the beginning of the year. Beginning in 2017, the company will utilize a full yield curve approach in the estimation of these components by applying the specific spot-rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The company has made this change to provide a more precise measurement of the service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot yield curve rates. The company has accounted for this change as a change in accounting estimate and will account for it prospectively starting in January 2017. The reduction in service and interest costs for 2017 associated with this change in estimate will be approximately $10 million.
The expected long-term rate of return on plan assets reflects the average rate of earnings expected on the funds invested, or to be invested, to provide for the benefits included in the projected benefit obligations. In determining the expected long-term rate of return on plan assets, the company considers the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes and economic and other indicators of future performance. In addition, the company may consult with and consider the opinions of financial and other professionals in developing appropriate return benchmarks.
Asset management objectives include maintaining an adequate level of diversification to reduce interest rate and market risk and providing adequate liquidity to meet immediate and future benefit payment requirements.
The expected rate of compensation increase reflects the long-term average rate of salary increases and is based on historic salary increase experience and management’s expectations of future salary increases.